EXHIBIT 23.1


                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM



     We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Bankshares of our report dated February 11, 2005 appearing in this Annual Report on Form 10-K of American River Bankshares for the year ended December 31, 2004.



                                             /s/ PERRY-SMITH LLP


Sacramento, California
March 15, 2005


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